UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	August 31, 2020

Date of reporting period:	December 31, 2019 (commencement of operations) — February 29, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Investments

Putnam Income Strategies Portfolio

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam
Income Strategies
Portfolio

Semiannual report
2 | 29 | 20

Message from the Trustees

April 9, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020. In late February, as COVID-19, the disease caused by the coronavirus, spread into regions beyond China, global stock markets began to experience significant declines and turbulence. By mid-March, major U.S. indexes had fallen into bear market territory, defined as a 20% drop from a previous high. As often happens when stocks decline sharply, bonds generally provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell to historic lows. Central banks and governments worldwide have enacted measures to inject liquidity into the markets and restore confidence, including emergency interest-rate cuts.

Markets are working to assess the economic impact of the disease and the public health measures taken in response to it. It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets recover from downturns. For investors, we believe the most important course of action is to remain calm, stay focused on your long-term goals, and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. The fund’s shares have no initial sales charge or CDSC. See below and pages 7–8 for additional performance information. For a portion of the period, the fund had an expense limitation, without which the return would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, call 1-800-225-1581 toll free.

Putnam Income Strategies Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 21% of which is the Russell 3000 Index, 14% of which is the JPMorgan Developed High Yield Index, 6% of which is the ICE BofA U.S. Treasury Bill Index, and 4% of which is the MSCI EAFE Index (ND).

This comparison shows your fund’s performance in the context of broad market indexes since fund inception on 12/31/19 through 2/29/20. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

2 Income Strategies Portfolio

What was the market environment like during the fund’s first two-month period ending February 29, 2020?

The performance period for this new fund was approximately two months, and during this time, global financial markets were largely mixed. The United States and China signed a phase-one trade deal, tensions in the Middle East de-escalated, and global central banks eased monetary policy. But by mid-February, as fears over the coronavirus [COVID-19] outbreak rippled across the globe, investors started to become more risk averse. The S&P 500 Index, a broad measure of U.S. stocks, fell 8.27%, and the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. investment-grade fixed-income securities, gained 3.76% during the two-month reporting period.

The Federal Reserve cut interest rates three times in 2019 to a range of 1.50% to 1.75% but held its policy rate steady in December 2019 and in January 2020. Other central banks, including the European Central Bank, joined in easing interest rates. As the deadly coronavirus spread across national borders, China and dozens of other countries started to expand travel lockdowns to contain the pandemic. This

Income Strategies Portfolio 3

Allocations are shown as a percentage of the fund’s net assets as of 2/29/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Income Strategies Portfolio

coincided with a flight to safety as investors snapped up U.S. Treasuries, sending the yield on 10-year securities plunging to 1.13% on February 28. The ICE BofA U.S. 3-Month Treasury Bill Index rose 0.28% during the period.

Putnam Income Strategies Portfolio was launched in December 2019. How did it perform?

The fund declined 0.90% during the two-month period and slightly underperformed its benchmark, the Putnam Income Strategies Blended Benchmark, which declined 0.38%.

How would you summarize the fund’s investment strategies?

The fund invests in a combination of bonds and common stocks of U.S. and non-U.S. companies. The target allocation for the portfolio is 25% stocks and 75% bonds. The strategy invests in bonds with short- to long-term maturities that can be either investment grade or below investment grade in quality. The strategy also buys other fixed-income securities, such as mortgage-backed investments. In equities, the fund invests in stocks that we believe offer the potential for current income and capital growth and generally invests in large companies, although it can invest in companies of any size. The fixed-income allocation can range from 50% to 95%, with the balance invested in equity investments.

How did the fund use derivatives?

We used futures contracts in an effort to manage the fund’s exposure to market risk and to equitize cash. We also used total return swaps as a means to hedge sector exposure; to

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Income Strategies Portfolio 5

manage and gain exposure to specific securities, sectors, industries; and to gain exposure to specific markets, countries, or baskets of securities.

What is your near-term outlook for the markets?

The COVID-19 pandemic is causing a triple market shock — to supply, demand, and liquidity. Global central banks and governments are taking monetary and fiscal policy measures in response, but the pace remains slow. The Fed has delivered two large rate cuts in March, bringing the key rate to near zero. We are also seeing governments make more efforts to support businesses and households. These measures take time to work their way through the system. Europe is now an epicenter of the global COVID-19 crisis as cases in China seemingly dwindle. Against this backdrop, we believe a period of contraction, probably a recession, is a likely scenario in the United States.

We will continue to monitor these economic and credit market risks. We expect to see elevated volatility, at least over the near term. We also could see markets move lower before they potentially improve later in the year.

Therefore, we are maintaining our defensive position and are not ready to add risk back to the portfolio. We favor underweight positions in commodities, high-yield bonds, and risk assets compared with the fund’s benchmark. We will monitor stock markets and fixed-income markets to see when volatility subsides and we can feel confident about adding securities at more attractive valuation levels. One of the primary considerations is the pace of transmission of the COVID-19 virus and its impact on health-care systems. Until we have better information on the spread of the virus and its impact around the world, we will be hesitant to dip our toe back into risk.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6 Income Strategies Portfolio

Your fund’s performance

This section shows your fund’s performance, price and distribution information since fund inception on December 31, 2019 through February 29, 2020, the end of the first half of its initial fiscal period. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current private placement memorandum (PPM). Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, call Putnam at 1-800-225-1581. The fund’s shares are not available to all investors. See the Terms and definitions section in this report for description of the fund’s shares.

Fund performance Total return for the period ended 2/29/20

The Fund
(12/31/19)
(inception date)	Net asset value
Life of fund	–0.90%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. The fund’s shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, the fund had an expense limitation, without which the return would have been lower.

Comparative index returns For the period ended 2/29/20

Putnam Income
Strategies
Blended
Benchmark
Life of fund	–0.38%

Index results should be compared with fund performance at net asset value.

Putnam Income Strategies Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 21% of which is the Russell 3000 Index, 14% of which is the JPMorgan Developed High Yield Index, 6% of which is the ICE BofA U.S. Treasury Bill Index, and 4% of which is the MSCI EAFE Index (ND).

Fund price and distribution information for the period from 12/31/19 (commencement of operations) to 2/29/20

Fund
Net
asset
Share value	value
12/31/19*	$10.00
2/29/20	9.91

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date.

Income Strategies Portfolio 7

Fund performance as of most recent calendar quarter Total return for the period ended 3/31/20

The Fund
(12/31/19)
(inception date)	Net asset value
Life of fund	–5.80%

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During the period from 12/31/19 (commencement of operations) through 2/29/20, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s private placement memorandum or talk to your financial representative.

Expense ratios

Fund
Estimated net expenses for the fiscal year ended 8/31/19*†	0.20%
Estimated total annual operating expenses for the fiscal year ended 8/31/19*	0.59%
Annualized expense ratio from 12/31/19 (commencement of operations) to 2/29/20	0.20%

Estimated fiscal-year expense information in this table is taken from the most recent private placement memorandum, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on estimated amounts for the current fiscal year.

† Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/20.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 12/31/19 (commencement of operations) to 2/29/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Fund
Expenses paid per $1,000*†	$0.33
Ending value (after expenses)	$991.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 12/31/19 (commencement of operations) to 2/29/20.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

8 Income Strategies Portfolio

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period from 12/31/19 (commencement of operations) to 2/29/20, use the following calculation method. To find the value of your investment on 12/31/19 (commencement of operations), call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Fund
Expenses paid per $1,000*†	$1.01
Ending value (after expenses)	$1,023.87

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 12/31/19 (commencement of operations) to 2/29/20.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Income Strategies Portfolio 9

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

10 Income Strategies Portfolio

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of the class of shares by the number of outstanding shares in the class.

Share class

The fund’s shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to Putnam fund of funds.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Putnam Income Strategies Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 21% of which is the Russell 3000 Index, 14% of which is the JPMorgan Developed High Yield Index, 6% of which is the ICE BofA U.S. Treasury Bill Index, and 4% of which is the MSCI EAFE Index (ND).

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Income Strategies Portfolio 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, PPMs, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from December 31, 2019 (commencement of operations) to June 30, 2020, will be available on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2020, Putnam employees had approximately $449,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Income Strategies Portfolio

Trustee approval of management contract

General conclusions

In November 2019, the Putnam Funds’ Board of Trustees, which oversees the management of each Putnam fund, approved your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract with respect to your fund among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”).

The Board, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of The Putnam Funds (“Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its approval of your fund’s management contract, sub-management contract and sub-advisory contract. In October and November, 2019, the Contract Committee and other committees of the Board met with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Independent Trustees also took into consideration the Contract Committee’s review and consideration of the other Putnam funds’ management, sub-management and sub-advisory contracts and related information over the course of several months leading up to their June 2019 meeting.

On November 21, 2019, the Contract Committee determined to recommend, and on November 22, 2019, the Independent Trustees approved, your fund’s management, sub-management and sub-advisory contracts. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ took into consideration (as is described below) that the fund would not pay any management fee under its management, sub-management and sub-advisory contracts but that the fund’s only shareholders would be other Putnam funds that would pay management fees to Putnam Management. In this context, the Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund would represent reasonable compensation in light of the nature and quality of the services to be provided to the fund; and

• That the proposed fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

Management fee schedules and total expenses

The Trustees considered that the fund pays no management fee to Putnam Management, and that the only shareholders of the fund would be other Putnam funds that would pay management fees to Putnam Management. They considered Putnam Management’s rationale for this structure. The Trustees also focused on the competitiveness of your fund’s projected total expense ratio.

Investment performance

Because your fund was not yet operational, the Trustees were not able to consider your fund’s performance before their initial approval of your fund’s management, sub-management and sub-advisory contracts.

Brokerage and soft-dollar allocations

The Trustees considered various potential benefits that Putnam Management may receive

Income Strategies Portfolio 13

in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by the fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients.

14 Income Strategies Portfolio

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Income Strategies Portfolio 15

The fund’s portfolio 2/29/20 (Unaudited)

COMMON STOCKS (22.8%)*	Shares	Value
Basic materials (0.3%)
Ashland Global Holdings, Inc.	12	$858
Axalta Coating Systems, Ltd. †	65	1,620
Celanese Corp.	12	1,125
CF Industries Holdings, Inc.	86	3,170
DuPont de Nemours, Inc.	42	1,802
Eastman Chemical Co.	37	2,276
NewMarket Corp.	2	777
PPG Industries, Inc.	13	1,358
Reliance Steel & Aluminum Co.	15	1,534
Sherwin-Williams Co. (The)	1	517
Steel Dynamics, Inc.	77	2,051
		17,088
Capital goods (1.7%)
Allison Transmission Holdings, Inc.	43	1,746
Avery Dennison Corp.	17	1,946
Ball Corp.	22	1,550
Berry Plastics Group, Inc. †	50	1,898
Caterpillar, Inc.	10	1,242
Crown Holdings, Inc. †	27	1,904
Cummins, Inc.	45	6,808
Curtiss-Wright Corp.	5	600
Dover Corp.	27	2,774
HD Supply Holdings, Inc. †	62	2,357
HEICO Corp.	19	2,049
Honeywell International, Inc.	82	13,298
Johnson Controls International PLC	145	5,303
Lockheed Martin Corp.	38	14,055
Northrop Grumman Corp.	36	11,838
Republic Services, Inc.	32	2,888
Teledyne Technologies, Inc. †	6	2,024
Trane Technologies PLC	61	7,871
Waste Management, Inc.	65	7,203
		89,354
Communication services (1.2%)
Altice USA, Inc. Class A †	132	3,414
AT&T, Inc.	118	4,156
Comcast Corp. Class A	466	18,840
Crown Castle International Corp. R	50	7,165
Equinix, Inc. R	9	5,155
Verizon Communications, Inc.	478	25,888
		64,618
Conglomerates (0.2%)
AMETEK, Inc.	39	3,354
Danaher Corp.	55	7,952
		11,306
Consumer cyclicals (2.8%)
Amazon.com, Inc. †	25	47,094
Avalara, Inc. †	20	1,695

16 Income Strategies Portfolio

COMMON STOCKS (22.8%)* cont.	Shares	Value
Consumer cyclicals cont.
Booking Holdings, Inc. †	6	$10,174
Booz Allen Hamilton Holding Corp.	35	2,496
CoStar Group, Inc. †	2	1,335
D.R. Horton, Inc.	33	1,758
Discovery, Inc. Class A †	63	1,619
Euronet Worldwide, Inc. †	9	1,116
Expedia, Inc.	52	5,128
Extended Stay America, Inc. (Units)	72	791
Hilton Worldwide Holdings, Inc.	65	6,318
Liberty Media Corp.-Liberty Formula One Class C †	31	1,211
Liberty Media Corp.-Liberty SiriusXM Class A †	13	581
Lowe’s Cos., Inc.	79	8,419
MGM Resorts International	139	3,414
Moody’s Corp.	2	480
Nielsen Holdings PLC	85	1,548
Norwegian Cruise Line Holdings, Ltd. †	61	2,273
PayPal Holdings, Inc. †	215	23,218
PulteGroup, Inc.	116	4,663
S&P Global, Inc.	38	10,105
ServiceMaster Global Holdings, Inc. †	44	1,574
Target Corp.	54	5,562
Tempur Sealy International, Inc. †	16	1,196
Verisk Analytics, Inc. Class A	17	2,637
Walmart, Inc.	15	1,615
		148,020
Consumer staples (1.9%)
Bright Horizons Family Solutions, Inc. †	7	1,100
Coca-Cola Co. (The)	397	21,236
Costco Wholesale Corp.	2	562
Hershey Co. (The)	37	5,328
Mondelez International, Inc. Class A	202	10,666
Monster Beverage Corp. †	23	1,435
PepsiCo, Inc.	117	15,448
Procter & Gamble Co. (The)	222	25,137
Starbucks Corp.	146	11,451
Sysco Corp.	58	3,866
US Foods Holding Corp. †	50	1,682
		97,911
Energy (0.7%)
Chevron Corp.	237	22,122
Phillips 66	85	6,363
Williams Cos., Inc. (The)	329	6,267
		34,752
Financials (3.4%)
AGNC Investment Corp. R	187	3,186
Allstate Corp. (The)	47	4,947
Ally Financial, Inc.	113	2,833
American Campus Communities, Inc. R	17	738
American Financial Group, Inc.	10	924

Income Strategies Portfolio 17

COMMON STOCKS (22.8%)* cont.	Shares	Value
Financials cont.
Ameriprise Financial, Inc.	39	$5,511
Apartment Investment & Management Co. Class A R	28	1,340
AvalonBay Communities, Inc. R	15	3,009
Axis Capital Holdings, Ltd.	13	730
Boston Properties, Inc. R	17	2,192
Brixmor Property Group, Inc. R	31	565
Camden Property Trust R	16	1,696
Capital One Financial Corp.	76	6,708
CBRE Group, Inc. Class A †	54	3,032
Citigroup, Inc.	358	22,719
Discover Financial Services	70	4,591
Duke Realty Corp. R	69	2,240
E*Trade Financial Corp.	105	4,807
Equity Lifestyle Properties, Inc. R	18	1,230
Equity Residential Trust R	36	2,704
Essex Property Trust, Inc. R	13	3,684
Federal Realty Investment Trust R	10	1,163
Fifth Third Bancorp	143	3,489
Gaming and Leisure Properties, Inc. R	30	1,340
Goldman Sachs Group, Inc. (The)	24	4,818
Hartford Financial Services Group, Inc. (The)	80	3,996
Invitation Homes, Inc. R	97	2,783
Jones Lang LaSalle, Inc.	4	591
JPMorgan Chase & Co.	289	33,556
Lincoln National Corp.	58	2,633
LPL Financial Holdings, Inc.	14	1,113
MetLife, Inc.	206	8,800
MGIC Investment Corp.	112	1,347
Morgan Stanley	210	9,456
New Residential Investment Corp. R	83	1,291
Outfront Media, Inc. R	39	1,027
Popular, Inc. (Puerto Rico)	20	960
Reinsurance Group of America, Inc.	9	1,098
SEI Investments Co.	15	821
STORE Capital Corp. R	57	1,873
Sun Communities, Inc. R	11	1,682
Synchrony Financial	180	5,238
Two Harbors Investment Corp. R	72	976
VEREIT, Inc. R	319	2,763
Vornado Realty Trust R	38	2,036
W.R. Berkley Corp.	20	1,343
Weingarten Realty Investors R	29	781
		176,360
Health care (2.7%)
Abbott Laboratories	123	9,475
AbbVie, Inc.	41	3,514
Alkermes PLC †	46	959
Allergan PLC	27	5,148
Amgen, Inc.	62	12,383

18 Income Strategies Portfolio

COMMON STOCKS (22.8%)* cont.	Shares	Value
Health care cont.
Biogen, Inc. †	26	$8,018
Bristol-Myers Squibb Co.	110	6,497
Cardinal Health, Inc.	15	782
Charles River Laboratories International, Inc. †	8	1,245
Chemed Corp.	4	1,670
Dentsply Sirona, Inc.	44	2,167
Edwards Lifesciences Corp. †	38	7,784
Gilead Sciences, Inc.	87	6,034
Hill-Rom Holdings, Inc.	16	1,537
Hologic, Inc. †	58	2,733
Johnson & Johnson	121	16,272
McKesson Corp.	50	6,993
Medtronic PLC	171	17,215
Merck & Co., Inc.	171	13,092
Mylan NV †	34	584
Pfizer, Inc.	170	5,681
Thermo Fisher Scientific, Inc.	9	2,617
West Pharmaceutical Services, Inc.	13	1,957
Zimmer Biomet Holdings, Inc.	37	5,038
Zoetis, Inc.	22	2,931
		142,326
Technology (6.4%)
Activision Blizzard, Inc.	167	9,708
Adobe, Inc. †	76	26,229
Agilent Technologies, Inc.	46	3,545
Alphabet, Inc. Class A †	33	44,195
Amdocs, Ltd.	14	893
Apple, Inc.	219	59,866
Arrow Electronics, Inc. †	15	1,006
Aspen Technology, Inc. †	15	1,598
Atlassian Corp PLC Class A (Australia) †	28	4,059
Autodesk, Inc. †	38	7,253
Broadcom, Inc.	23	6,270
CACI International, Inc. Class A †	2	490
Cadence Design Systems, Inc. †	66	4,365
Cisco Systems, Inc.	584	23,319
eBay, Inc.	233	8,071
Facebook, Inc. Class A †	29	5,582
Fair Isaac Corp. †	5	1,880
Fortinet, Inc. †	50	5,103
Garmin, Ltd.	25	2,210
Genpact, Ltd.	37	1,423
Intuit, Inc.	49	13,027
KLA Corp.	29	4,458
Lam Research Corp.	15	4,401
Leidos Holdings, Inc.	39	4,003
Microsoft Corp.	217	35,156
Oracle Corp.	422	20,872
Qualcomm, Inc.	268	20,984

Income Strategies Portfolio 19

COMMON STOCKS (22.8%)* cont.	Shares	Value
Technology cont.
Roku, Inc. †	10	$1,137
Synopsys, Inc. †	30	4,138
Veeva Systems, Inc. Class A †	47	6,673
Xerox Holdings Corp.	75	2,415
		334,329
Transportation (0.5%)
Copa Holdings SA Class A (Panama)	6	499
Delta Air Lines, Inc.	187	8,626
Union Pacific Corp.	49	7,831
United Airlines Holdings, Inc. †	73	4,496
		21,452
Utilities and power (1.0%)
AES Corp.	204	3,413
American Electric Power Co., Inc.	58	5,177
CenterPoint Energy, Inc.	142	3,269
Consolidated Edison, Inc.	8	631
DTE Energy Co.	30	3,350
Entergy Corp.	34	3,975
Evergy, Inc.	69	4,509
Exelon Corp.	204	8,794
IDACORP, Inc.	8	773
Kinder Morgan, Inc.	371	7,112
Pinnacle West Capital Corp.	32	2,864
Public Service Enterprise Group, Inc.	84	4,310
Southern Co. (The)	16	966
Vistra Energy Corp.	168	3,223
		52,366
Total common stocks (cost $1,307,994)		$1,189,882

INVESTMENT COMPANIES (1.5%)*	Shares	Value
SPDR S&P 500 ETF Trust Ser. 1	239	$70,806
SPDR S&P MidCap 400 ETF Trust	29	9,602
Total investment companies (cost $89,351)		$80,408

	Principal
CORPORATE BONDS AND NOTES (0.1%)*	amount	Value
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	$5,000	$4,877
Total corporate bonds and notes (cost $4,975)		$4,877

	Principal amount/
SHORT-TERM INVESTMENTS (69.8%)*		shares	Value
Putnam Short Term Investment Fund 1.74% L	Shares	3,614,089	$3,614,089
U.S. Treasury Bills 1.530%, 6/18/20 #		$31,000	30,884
Total short-term investments (cost $3,644,948)			$3,644,973

TOTAL INVESTMENTS
Total investments (cost $5,047,268)	$4,920,140

20 Income Strategies Portfolio

Key to holding’s abbreviations

ETF	Exchange Traded Fund
OTC	Over-the-counter
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 31, 2019 (commencement of operations) through February 29, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $5,223,833.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $25,888 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Long)	2	$180,971	$181,600	Mar-20	$(22,054)
Russell 2000 Index E-Mini (Long)	1	73,822	73,745	Mar-20	(9,763)
S&P 500 Index E-Mini (Short)	2	295,422	295,110	Mar-20	27,861
Unrealized appreciation					27,861
Unrealized (depreciation)					(31,817)
Total					$(3,956)

Income Strategies Portfolio 21

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$14,085	$13,766	$—	7/5/22	(1 month USD-	iShares IBOXX High	$(336)
				LIBOR-BBA plus	Yield Corporate —
				0.30%) — Monthly	Monthly
2,633,567	2,689,098	—	7/5/22	(1 month USD-	iShares Core U.S.	57,345
				LIBOR-BBA plus	Aggregate —
				0.60%) — Monthly	Monthly
83,402	84,724	—	7/5/22	(1 month USD-	iShares Core U.S.	1,276
				LIBOR-BBA plus	Aggregate —
				0.60%) — Monthly	Monthly
42,910	43,815	—	7/5/22	(1 month USD-	iShares Core U.S.	934
				LIBOR-BBA plus	Aggregate —
				0.60%) — Monthly	Monthly
775,808	758,271	—	7/5/22	(1 month USD-	iShares IBOXX High	(18,514)
				LIBOR-BBA plus	Yield Corporate —
				0.30%) — Monthly	Monthly
19,523	19,015	—	7/5/22	(1 month USD-	iShares IBOXX High	(518)
				LIBOR-BBA plus	Yield Corporate —
				0.30%) — Monthly	Monthly
Upfront premium received		—		Unrealized appreciation		59,555
Upfront premium (paid)		—		Unrealized (depreciation)		(19,368)
Total		$—		Total		$40,187

22 Income Strategies Portfolio

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$17,088	$—	$—
Capital goods	89,354	—	—
Communication services	64,618	—	—
Conglomerates	11,306	—	—
Consumer cyclicals	148,020	—	—
Consumer staples	97,911	—	—
Energy	34,752	—	—
Financials	176,360	—	—
Health care	142,326	—	—
Technology	334,329	—	—
Transportation	21,452	—	—
Utilities and power	52,366	—	—
Total common stocks	1,189,882	—	—

Corporate bonds and notes	—	4,877	—
Investment companies	80,408	—	—
Short-term investments	3,614,089	30,884	—
Totals by level	$4,884,379	$35,761	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(3,956)	$—	$—
Total return swap contracts	—	40,187	—
Totals by level	$(3,956)	$40,187	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Income Strategies Portfolio 23

Statement of assets and liabilities 2/29/20 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,433,179)	$1,306,051
Affiliated issuers (identified cost $3,614,089) (Note 6)	3,614,089
Cash	11
Dividends and interest receivable	6,399
Receivable for shares of the fund sold	276,741
Receivable from Manager (Note 2)	50,124
Receivable for variation margin on futures contracts (Note 1)	580
Unrealized appreciation on OTC swap contracts (Note 1)	59,555
Unamortized offering costs (Note 1)	66,667
Total assets	5,380,217

LIABILITIES
Payable for investments purchased	16,503
Payable for shares of the fund repurchased	119
Payable for custodian fees (Note 2)	11,607
Payable for administrative services (Note 2)	18
Payable for auditing and tax fees	22,996
Payable for variation margin on futures contracts (Note 1)	1,885
Payable for offering costs (Note 1)	80,000
Unrealized depreciation on OTC swap contracts (Note 1)	19,368
Other accrued expenses	3,888
Total liabilities	156,384

Net assets	$5,223,833

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1,4 and 5)	$5,276,623
Total distributable earnings (Note 1)	(52,790)
Total — Representing net assets applicable to capital shares outstanding	$5,223,833

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per fund share
($5,223,833 divided by 527,371 shares)	$9.91

The accompanying notes are an integral part of these financial statements.

24 Income Strategies Portfolio

Statement of operations For the period 12/31/19 (commencement of operations) to 2/29/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $10,449 from investments in affiliated issuers) (Note 6)	$10,525
Dividends	4,342
Total investment income	14,867

EXPENSES
Custodian fees (Note 2)	11,607
Administrative services (Note 2)	18
Amortization of offering costs (Note 1)	13,333
Reports to shareholders	3,130
Auditing and tax fees	22,996
Other	759
Fees waived and reimbursed by Manager (Note 2)	(50,124)
Total expenses	1,719
Expense reduction (Note 2)	—
Net expenses	1,719

Net investment income	13,148

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(1,984)
Swap contracts (Note 1)	26,943
Total net realized gain	24,959
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(127,128)
Futures contracts	(3,956)
Swap contracts	40,187
Total change in net unrealized depreciation	(90,897)

Net loss on investments	(65,938)

Net decrease in net assets resulting from operations	$(52,790)

The accompanying notes are an integral part of these financial statements.

Income Strategies Portfolio 25

Statement of changes in net assets

For the period 12/31/19
(commencement of
INCREASE IN NET ASSETS	operations) to 2/29/20*
Operations
Net investment income	$13,148
Net realized gain on investments	24,959
Change in net unrealized depreciation of investments	(90,897)
Net decrease in net assets resulting from operations	(52,790)
Increase from capital share transactions (Note 4)	276,623
Total increase in net assets	223,833

NET ASSETS
Beginning of period (Note 5)	5,000,000
End of period	$5,223,833

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 Income Strategies Portfolio

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Income Strategies Portfolio 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Fund
February 29, 2020**†	$10.00	0.03	(.12)	(.09)	—	—	—	$9.91	(.90)*	$5,224	.03*	.25*	10*

* Not annualized.

** Unaudited.

† For the period December 31, 2019 (commencement of operations) to February 29, 2020.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amount (Note 2):

Percentage of average net assets
February 29, 2020	0.97%

The accompanying notes are an integral part of these financial statements.

28 Income Strategies Portfolio	Income Strategies Portfolio 29

Notes to financial statements 2/29/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 31, 2019 (commencement of operations) through February 29, 2020.

Putnam Income Strategies Portfolio (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments) of any credit quality. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. The fund also makes other types of investments, such as investments in real estate investment trusts and convertible securities. The fund has a strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative models and techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund is shown below:

Class	Strategic Allocation	Range
Equity	25%	5–50%
Fixed-Income	75%	50–95%

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses derivatives to a significant extent, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes and may also use derivatives and debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index.

The fund’s shares are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. The fund’s shares are only available to Putnam fund of funds. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

30 Income Strategies Portfolio

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Income Strategies Portfolio 31

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

32 Income Strategies Portfolio

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $5,047,268, resulting in gross unrealized appreciation and depreciation of $64,756 and $155,653, respectively, or net unrealized depreciation of $90,897.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $80,000 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund does not pay Putnam Management a management fee.

Putnam Management has contractually agreed, through December 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and

Income Strategies Portfolio 33

payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $50,124 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

The fund has entered into expense offset arrangements with State Street whereby State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which no monies, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,536,169	$131,865
U.S. government securities (Long-term)	—	—
Total	$1,536,169	$131,865

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

34 Income Strategies Portfolio

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	FOR THE PERIOD FROM 12/31/19
	(COMMENCEMENT OF OPERATIONS) TO 2/29/20
Fund	Shares	Amount
Shares sold	27,383	$276,742
Shares issued in connection with reinvestment of distributions	—	—
	27,383	276,742
Shares repurchased	(12)	(119)
Net increase	27,371	$276,623

At the close of the reporting period, Putnam Investments, LLC owned 500,000 shares of the fund (94.81% of the fund’s shares outstanding), valued at $4,955,000.

At the close of the reporting period, the Putnam Retirement Advantage Funds owned 5.2% of the outstanding shares of the fund.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on December 31, 2019. Prior to December 31, 2019, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $5,000,000 by Putnam Investments, LLC and the issuance of 500,000 shares.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value as				Shares
	of 12/31/19				outstanding
	(commence-				and fair
	ment of	Purchase	Sale	Investment	value as
Name of affiliate	operations)	cost	proceeds	income	of 2/29/20
Short-term investments
Putnam Short Term
Investment Fund**	$—	$5,000,000	$1,385,911	$10,449	$3,614,089
Total Short-term
investments	$—	$5,000,000	$1,385,911	$10,449	$3,614,089

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Income Strategies Portfolio 35

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	5
OTC total return swap contracts (notional)	$3,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	$87,416*	Unrealized depreciation	$51,185*
Total		$87,416		$51,185

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Equity contracts	$26,943	$26,943
Total	$26,943	$26,943

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Equity contracts	$(3,956)	$40,187	$36,231
Total	$(3,956)	$40,187	$36,231

36 Income Strategies Portfolio

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BofA Securities, Inc.	Citibank, N.A.	Total
Assets:
OTC Total return swap contracts*#	$—	$59,555	$59,555
Futures contracts§	580	—	580
Total Assets	$580	$59,555	$60,135
Liabilities:
OTC Total return swap contracts*#	$—	$19,368	$19,368
Futures contracts§	1,885	—	1,885
Total Liabilities	$1,885	$19,368	$21,253
Total Financial and Derivative Net Assets	$(1,305)	$40,187	$38,882
Total collateral received (pledged)†##	$—	$—
Net amount	$(1,305)	$40,187
Controlled collateral received (including TBA
commitments)**	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $25,888.

Income Strategies Portfolio 37

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
International Growth Fund	Short-Term Municipal Income Fund
Small Cap Growth Fund	Tax Exempt Income Fund
Sustainable Future Fund	Tax-Free High Yield Fund
Sustainable Leaders Fund
State tax-free income funds‡:
Value	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Small Cap Value Fund

38 Income Strategies Portfolio

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
RetirementReady® Maturity Fund

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Income Strategies Portfolio 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 Income Strategies Portfolio

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street	Mona K. Sutphen
Boston, MA 02110		Susan G. Malloy
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Assistant Treasurer
Putnam Retail Management	President
100 Federal Street		Denere P. Poulack
Boston, MA 02110	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Custodian	Chief Legal Officer
State Street Bank		Janet C. Smith
and Trust Company	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
Legal Counsel	Officer, and Chief Risk Officer	Principal Accounting Officer,
Ropes & Gray LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Strategies Portfolio. It may also be used as sales literature when preceded or accompanied by the current PPM, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, call Putnam toll-free at 1-800-225-1581. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus or PPM. For this and other information or to request a PPM, call 1-800-225-1581 toll free. Please read the PPM carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

SA826 320402 4/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 29, 2020